UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

Willing Holding, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Centerview Drive
Suite 240
Greensboro, North Carolina 27407
(Address of Principal Executive Office) (Zip Code)

336-772-8461
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 17, 2009 (the “Effective Date”), Willing Holding, Inc. (the “Company”) issued an  unsecured promissory note (the “Note” ) in the aggregate principal amount of $30,000.00 for certain loans provided to the Company by Thomas L. DiStefano III, the CEO and Chairman of the Company.

The Note is non-interest bearing  and the outstanding principal amount the Note is due and payable on the date that is the earlier of (i) February 15, 2010,  or (ii) within five (5) days of the closing of any subsequent financing of Company (whether completed as a debt or equity financing).

The terms of each Note provide that in the “Default and Remedy” (as that term is defined in the Note) by the Company, If Company  fails to pay principal on the date on which it falls due or to perform any of the agreements, conditions, covenants, provisions, or stipulations contained in this Note, then Lender, at its option and without notice to Company , may declare immediately due and payable the entire unpaid balance of principal with interest from the date of default at the rate of 12% per year and all other sums due by Borrower hereunder anything herein to the contrary notwithstanding.  Payment of this sum may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note.  In that case, Lender also may recover all costs in connection with suit, a reasonable attorney’s fee for collection, and interest on any judgment obtained by Lender at the rate of 12% per year.  The remedies of Lender and the warrants provided in this Note shall be cumulative and concurrent, and they may be pursued singly, successively, or together at the sole discretion of Lender.  They may be exercised as often as occasion shall occur, and failing to exercise one shall in no event be construed as a waiver or release of it.

The description of the Notes are qualified in their entirety by the full text of the agreements, which are filed herewith as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(a)
Exhibits. The following exhibits are filed herewith:

10.1
Unsecured Promissory Note, dated December 17, 2009, in the principal amount of $30,000.00 executed by Willing Holding, Inc. in favor of Thomas L. DiStefano III.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLING HOLDING, INC.
(Registrant)

Date: December 21, 2009	By:	/s/ Thomas L. DiStefano III
	Name:	Thomas L. DiStefano III
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

10.1
Unsecured Promissory Note, dated December 17, 2009, in the principal amount of $30,000.00 executed by Willing Holding, Inc. in favor of Thomas L. DiStefano III.